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Exhibit 10a
AMENDATORY AGREEMENT

This Amendment is entered into this 1st day of March, 1995, between SOUTHERN NATURAL GAS COMPANY ("Company") and CHATTANOOGA GAS COMPANY ("Shipper").

W I T N E S S E T H :

WHEREAS, Company and Shipper are parties to a firm transportation agreement dated November 1, 1994, (#904470) for 7,949 Mcf per day ("FT Agreement"), a firm transportation-no notice agreement dated November 1, 1994, (#904471) for 14,051 Mcf per day ("FT-NN Agreement"), and a contract storage service agreement dated November 1, 1994, (#S20130) for 695,871 Mcf ("CSS Agreement"); and

WHEREAS, Shipper has agreed to support the Stipulation and Agreement filed by Company in Docket Nos. RP89-224, et al, on March 15, 1995
("Stipulation"); and

WHEREAS, under the terms of the Stipulation, Shipper has agreed to extend the primary terms of the FT Agreement, the FT-NN Agreement and the CSS Agreement, all as more specifically provided herein;

NOW THEREFORE, in consideration for the premises and the mutual promises and covenants contained herein, the parties agree as follows:

1. Section 4.1 of the FT-NN Agreement and the CSS Agreement, respectively, shall be deleted in their entirety and the following Section 4.1 substituted therefor in each agreement:

	     4.1 Subject to the provisions hereof, this Agreement shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through February 28, 1998, and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 60 days prior to the end of the primary term or any subsequent yearly extension.



















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Amendatory Agreement
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2.  Section 4.1 of the FT Agreement shall be deleted in its entirety and the following Section 4.1 substituted therefor:

	     4.1 Subject to the provisions hereof, this Agreement shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through the following dates: (a) April 30, 2007 for 3,300 Mcf per day of Transportation Demand, and shall continue and remain in force and effect for successive terms of one (1) year each thereafter, unless and until cancelled by either party giving 180 days written notice to the other party prior to the end of the primary term or any yearly extension thereof; and (b) February 28, 1998, for 4,649 Mcf per day of Transportation Demand, and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 60 days prior to the end of the primary term or subsequent yearly extension.

3. This Amendment is conditioned on the Stipulation becoming effective as provided in Article XVIII thereof and the Stipulation not otherwise being terminated pursuant to its terms. If the Stipulation does not become effective, or if it terminates pursuant to the terms of the Stipulation, then either party may give prior written notice to the other party to amend
Section 4.1 of the FT Agreement, FT-NN Agreement, and CSS Agreement to provide that the respective primary terms under such agreements which were extended herein through February 28, 1998, shall extend through the later of October 31, 1995, or ninety (90) days after the date that the Stipulation terminates. Within fifteen (15) days after the Stipulation terminates, the parties shall execute any documents necessary to effectuate the foregoing provision. If the Stipulation becomes effective, then within fifteen (15) days after such effective date, the parties shall execute such other amendments to the firm transportation service agreements provided for in paragraph 1(b) of the Article XV of the Stipulation.

4. As provided in paragraph 2(a) of Article IV of the Stipulation, this amendment is subject to the provisions of Articles III, paragraph 4 and XII, paragraph 5 of the Stipulation.














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Amendatory Agreement
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5.  Except as provided herein the FT Agreement, the FT-NN Agreement and the
CSS Agreement shall remain in full force and effect as written.

6. This Amendment is subject to all applicable, valid laws, orders, rules and regulations of any governmental entity having jurisdiction over the parties or the subject matter hereof.

WHEREFORE, the parties have executed this Amendment through their duly authorized representatives to be effective as of the date first written above.

ATTEST:                               SOUTHERN NATURAL GAS COMPANY



By: /s/  illegible signature          By: /s/  Larry E. Powell
Title:   Secretary                    Title:   Sr. Vice President



ATTEST:                               CHATTANOOGA GAS COMPANY



By: /s/  illegible signature          By: /s/  Kenneth A. Royse
Title:   Vice President               Title:   President